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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):        July 27, 1998
                                                  ------------------------------

                             ASPEN TECHNOLOGY, INC.
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             (Exact name of registrant as specified in its charter)

         DELAWARE                     0-24786                    04-2739697
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(State or other jurisdiction        (Commission                (IRS employer
     of incorporation)              file number)             identification no.)

TEN CANAL PARK, CAMBRIDGE, MASSACHUSETTS                                 02141
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(Address of principal executive offices)                              (Zip code)

Registrant's telephone number, including area code:       (617) 949-1000
                                                    ----------------------------

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)




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ITEM 5.     OTHER EVENTS.

     On July 27, 1998, Aspen Technology, Inc. issued a press release containing certain financial information for the three months ended June 30, 1998. A copy of the July 27, 1998 press release is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)    Financial Statements of Business Acquired.

            Not applicable.

     (b)    Pro Forma Financial Information.

            Not applicable.

     (c)    Exhibits.

   Exhibit
   Number       Description
   -------      -----------

    99.1        Press release of Aspen Technology, Inc. issued July 27, 1998.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ASPEN TECHNOLOGY, INC.


Date: July 28, 1998                 By: /s/ Mary A. Palermo
                                        ----------------------------------------
                                        Mary A. Palermo
                                        Executive Vice President, Finance and
                                        Chief Financial Officer




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                                  EXHIBIT INDEX

                                                                Page Number in
Exhibit                                                          Sequentially
Number         Description                                       Numbered Copy
-------        -----------                                      --------------

  99.1         Press release of Aspen Technology, Inc.
               issued July 27, 1998